                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                               (AMENDMENT NO. 1)

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):          March 15, 2000
                                                              --------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
                       (As Successor to BANK ONE, N.A.)
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

               0-25636                            51-0269396
          ------------------                      ----------
       (Commission File Number)            (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                        19801
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(Address of principal executive offices)                         (Zip Code)


          (302) 594-4117
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Registrant's telephone number, including area code
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This Amendment No. 1 on Form 8-K/A is being filed soley for the purpose of filing corrected Exhibits 99.1, 99.2, 99.3 and 99.4 which shall replace Exhibits 99.1, 99.2, 99.3 and 99.4 as originally filed with this Form 8-K.

Item 5.        Other Events

               On March 15, 2000, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

                    6.15% Class A Asset Backed Certificates, Series 1995-A 6.30% Class B Asset Backed Certificates, Series 1995-A 6.30% Class A Asset Backed Certificates, Series 1995-B 6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A
                    Floating Rate Class B Asset Backed Certificates, Series
                    1996-A



     Item 7.   Financial Statements and Exhibits

               (c) Exhibits.

               See page 4 for Exhibit Index.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER
                              TRUST

                               By:      /s/ Tracie H. Klein
                                        ----------------------------------
                               Name:    Tracie H. Klein
                               Title:   First Vice President



Date:  August 30, 2000
       ---------------
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EXHIBIT INDEX


Exhibit    Description                                                                    Page
-------    -----------                                                                    ----
99.1       The Series Allocation Report for the monthly Period ending
           February 29,2000.                                                               5-6

99.2       Banc One Credit Card Master Trust - Summary Report for Series 1995-A            7-8

99.3       Banc One Credit Card Master Trust - Summary Report Series 1995-B               9-10

99.4       Banc One Credit Card Master Trust - Summary Report for Series 1996-A          11-12

99.5*      Monthly Servicer's Certificates                                               13-15


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* Previously filed